SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 18, 2004

PROVIDE COMMERCE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50510	84-1450019
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5005 Wateridge Vista Drive, San Diego, California 92121

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 638-4900

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events

On June 15, 2004, Abraham Wynperle, our President and Chief Operating Officer, entered into a stock selling plan, intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Under the plan, Mr. Wynperle authorized the sale of up to 60,000 shares of our common stock owned by Mr. Wynperle. Mr. Wynperle has informed us that any sales pursuant to this plan will comply with Rule 144. Mr. Wynperle has represented to us that he had no knowledge of any material nonpublic information regarding the company when he adopted the plan. Any actual sales under the plan will be publicly disclosed under Rule 16a-3.

On June 16, 2004, Joel T. Citron, the Chair of our Board of Directors, entered into a stock selling plan, intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Under the plan, Mr. Citron authorized the sale of up to 39,000 shares of our common stock owned by Mr. Citron. Mr. Citron has informed us that any sales pursuant to this plan will comply with Rule 144. Mr. Citron has represented to us that he had no knowledge of any material nonpublic information regarding the company when he adopted the plan. Any actual sales under the plan will be publicly disclosed under Rule 16a-3.

On June 16, 2004, Arthur B. Laffer, a member of our Board of Directors, entered into a stock selling plan, intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Under the plan, Dr. Laffer authorized the sale of up to 39,000 shares of our common stock owned by Dr. Laffer. Dr. Laffer has informed us that any sales pursuant to this plan will comply with Rule 144. Dr. Laffer has represented to us that he had no knowledge of any material nonpublic information regarding the company when he adopted the plan. Any actual sales under the plan will be publicly disclosed under Rule 16a-3.

On June 16, 2004, William Strauss, our Chief Executive Officer, Assistant Secretary and a member of our Board of Directors, entered into a stock selling plan, intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Under the plan, Mr. Strauss authorized the sale of up to 120,000 shares of our common stock owned by Mr. Strauss. Mr. Strauss has informed us that any sales pursuant to this plan will comply with Rule 144. Mr. Strauss has represented to us that he had no knowledge of any material nonpublic information regarding the company when he adopted the plan. Any actual sales under the plan will be publicly disclosed under Rule 16a-3.

Item 7. Exhibits

99.1	Trading Plan for Abraham Wynperle dated June 15, 2004.

99.2	Trading Plan for Joel T. Citron dated June 16, 2004.

99.3	Trading Plan for Arthur B. Laffer dated June 16, 2004.

99.4	Trading Plan for William Strauss dated June 16, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDE COMMERCE, INC.

By:	/s/ Rex E. Bosen
Rex E. Bosen
Vice President Finance and Accounting & Corporate Treasurer

Date: June 18, 2004

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EXHIBIT INDEX

Exhibit	Description
99.1	Trading Plan for Abraham Wynperle dated June 15, 2004.

99.2	Trading Plan for Joel T. Citron dated June 16, 2004.

99.3	Trading Plan for Arthur B. Laffer dated June 16, 2004.

99.4	Trading Plan for William Strauss dated June 16, 2004.

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